                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K/A

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 March 20, 1997

                         Commission File Number: 0-9969


                            Century Industries, Inc.
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             (Exact name of Registrant as specified in its charter)

      District of Columbia                              54-1100941
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 (State or other jurisdiction of                    (I.R.S. Employer
  incorporation of organization)                    Identification No.)

       45034 Underwood Lane
          Sterling, Va.                                    20166
        (Mail) P.O. Box 319
          Sterling, Va.                                    20167
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (703) 471-7606.

Securities registered pursuant to Section 12 (b) of the Act: None
Securities registered pursuant to Section 12 (g) of the Act: Common
Stock, par value $.001 per share
                                                        Name of each exchange on
      Title of each class                                    which registered
      -------------------                               ------------------------
      Common Voting Stock                                 NASDAQ Bulletin Board

           Securities registered pursuant to Section 12(g) of the Act:

                    Common Stock (Par Value $.001 per share)
                    ----------------------------------------
                                (Title of Stock)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                              (1) Yes   X   No
                                      ----     ----
                              (2) Yes   X   No
                                      ----     ----

ITEM 4. Changes in Certifying Accountants

     Registrant received extensive advice from its former auditor during 1996, and subsequent to its 8 K/A filing on February 28, 1997, has received a letter from the former auditor which is appended hereto as Exhibit "A".

     The letter addresses the following issues seriatim:

1. Item 304(a)(1)(i) merely deals with auditor's dismissal for non-accounting related matters.

2. Item 304(a)(1)(ii): reflects a statement from former auditor that its reports on Registrant financial statements for either of the past two years did not contain any adverse opinion or disclaimer and were not modified as to uncertainty, audit scope, or accounting principles.

3. Item 304(a)(1)(iv)(A): indicates former auditor's opinion of disagreements, resolved or not, as to accounting matters.

     (a) the write-down of Underwriters' Insurance Group, PLC from $1,000,000 to $57,000.

     (b) minority interest classification of the subsidiary's preferred shares - treated as a "mezzanine" level entry.

     (c) development stage consulting costs treated as expenses.

     (d) inadequate internal controls of subsidiary.

     (e) internal controls relating to the Foreign Corrupt Practices Act.

     (f) potential illegal acts disclosure under Section 10 A of the 1934 Exchange Act and Private Securities Litigation Reform Act of 1995.

     (g) an issue concerning the independence of subsidiary auditor's independence in terms of use of the term "auditor".

4. Item 304(a)(1)(iv)(B)(1): advise given to the Registrant by former auditor was as follows:

     (a) internal controls of the subsidiary needed to be upgraded under the Foreign Corrupt Practices Act.

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5. Item 304(a)(1)(iv)(B)(3): former auditor claims to have advised the
Registrant that "information" had come to it that "if further investigated" might preclude the completion of the audit.

7. Item 304(a)(1)(iv)(D): former auditor claims they have discussed this "information" with the Registrant's President and general counsel.

8. Item 304(a)(1)(iv)(E): the claim is made that the Registrant has not authorized discussion of the aforementioned disagreements with its successor auditor.

9. Section 10 A Report: the former auditor states that because of its dismissal it could not arrive at appropriate legal conclusions about whether or not it was likely that an "illegal act" took place and impaired its reporting requirements as a result.

     The Registrant's analysis of these issues, seriatim, is as follows:

1. Item 304(a)(1)(i): Former auditor resigned on February 24, 1997, after Registrant's general counsel determined former auditor would not cooperate in providing information to him regarding his investigation of matters auditor had raised. The Board accepted both general counsel's recommendation and auditor's resignation.

2. Item 304(a)(1)(ii): The Registrant agrees with former auditor's statement.

3. Item 304(a)(1)(iv)(A): In terms of that described as disagreements by former auditor, the Registrant states as follows:

     (a) To the Registrant's knowledge, no dispute over the "write-down" of Underwriters' Insurance Group, PLC, from $1,000,000 to $57,000 in terms ever took place. This was written down for the 1995 audit and no dispute was referenced by the former auditor. The Registrant feels to carry this amount higher than $57,000 would be misleading and wrongfully inflate Underwriters' Insurance Group, PLC's value. The Registrant shall, however, raise this issue with the new auditor in conjunction with Registrant's general counsel. At present, however, former auditor's counsel has, in ethical propriety, prohibited direct contact between Registrant and former auditor.

     (b) Preferred stock minority interest as "mezzanine" level balance sheet item: The Registrant and its general counsel are also willing to discuss this with former auditor, but can not do so at present due to former auditor's counsel's ethically correct prohibition against direct contact. As Registrant had previously indicated, it will comply with accounting principles on this issue.

     (c) Development Stage Consulting Fee Issue: The Registrant's position here is the same as that set forth directly above.

     (d) Inadequate System of Subsidiary Controls: The Registrant's response is the same as above.

     (e) Former Corrupt Practices Act Issue: The Registrant, which does no foreign business, and is not licensed to do so, responds, nevertheless, in the same fashion as above.

     (f) Section 10 A and Private Securities Litigation Reform Act of 1995
Issues: Former auditor made allegations amounting to possible "insider trading" allegations and claims possible 13-D violations, bypassing general counsel and making such allegations directly to the Registrant's President, who charged the general counsel with the responsibility to investigate the same. Such investigation was completed, reflecting no Registrant wrongdoing. By letter on January 30, 1997, former auditor reiterated these issues. Accordingly, general counsel re-opened the investigation and requested detailed information from former auditor who refused, and refuses to this day, to provide the information requested by general counsel, notwithstanding the fact that general counsel has written both the Secretary of the Commission and the Honorable Eric Holder, Jr., United States Attorney for the District of Columbia, to make a record of former auditor's obstruction of his attempt to re-open this investigation.

     (g) "Auditor Term" Issue: To the Registrant's knowledge, the auditors of its subsidiaries, D.C. Partners, Inc., and U.S. Insurance Brokers, Inc., are independent; that is the information they provide to the Registrant. In this regard, the following events should be noted: 1) former auditor contacted D.C. Partners' Chief Financial Officer Reynolds Dods, CPA, and wrongfully advised that the auditing engagement belonged to the former auditor. The Registrant never intended this. 2) Klipfel & Associates, engaged as auditor for U.S. Insurance Brokers, Inc., and equally outside auditors Cohen, Friedman, Dorman, Spector & Associates, have stated, in terms of the purpose of their engagement, that the controls of those subsidiaries are sufficient and accurate. 3) To the Registrant's knowledge, in terms of its engagement, former auditor had no authority to override either Klipfel & Associates or Cohen, Friedman, Dorman, Spector & Associates, each of whom screened and reported accounting issues of their respective subsidiary clients to management and the former auditor.

4. Item 304(a)(1)(iv)(B)(1): In terms of the adequacy of U.S. Insurance Brokers' controls regarding the Foreign Corrupt Practices Act, notwithstanding the contradicting statements of Klipfel & Associates, the Registrant, its general counsel, and its new auditors are willing to entertain any and all suggestions of former auditor, but can not now do so in view of former auditor's counsel's correct ethical admonition prohibiting direct contact.

5. Item 304(a)(1)(iv)(B)(3): The response hereto is treated more fully in # 9 below.

7. Discussion with President and General Counsel: The Registrant's general counsel takes umbrage at this statement for the simple reason that former auditor never discussed any of these critical issues with him, nor has former auditor ever been willing to provide, to this date, critical information needed by general counsel. This conduct has been requested for review as possible obstruction of justice by the Office of the United States Attorney for the District of Columbia.

8. Successor Discussion: The Registrant does not seek to prohibit such contact, but, because of former auditor's counsel's correct advice in prohibiting direct contact between general counsel and former auditor, such discussions can not take place.

9. Section 10 A Report: Former auditor remains steadfast in his refusal to provide general counsel with the information needed to re-open and conclude his investigation, thus possibly obstructing justice. If former auditor seeks "informal advice" of the Commission, it is the Registrant's aspiration the Commission will direct them to cease this wrongful withholding of evidence.

         Supplemental Registrant Statements under Item 304(a)(1)(v)(A):

     The Registrant observes former auditor noted that "control procedures at USIB (U.S. Insurance Brokers, Inc.) are inadequate to accurately and fairly reflect the transactions and disposition of USIB's assets and to provide reasonable assurance that transactions are properly safeguarded in accordance with management's authorization." In specific, former auditor complained that the person with check writing authority was not "an employee, officer or director of USIB."

     Former auditor also claims that the U.S. Insurance Brokers, Inc. Board Minutes are inadequate to support significant transactions, especially in terms of the Foreign Corrupt Practices Act. However, the former auditor has never requested an examination of these minutes.

     The Registrant has been advised by U.S. Insurance Brokers, Inc.'s auditor that these inadequacies do not exist, and, subsequently, has further determined that former auditor's actions may require an amendment of the Registrant's 1995 corporate tax return.

     The Registrant's position is that, notwithstanding a contrary view by its U.S. Insurance Brokers' auditor, is that no specific detailed objections were made by former auditor, but for the cited conclusory allegations.

     The Registrant notes that many public companies delegate check signing authority to persons other than officers and/or directors, i.e. general managers.

     Aside from the above, former auditor noted only the following specific issues: a) lack of written contracts for consultants, b) inadequate wire transfer documentation, and c) a claim of personal expenses seeming to be paid from preferred stock proceeds. The Registrant observes: 1) a review of the consulting agreements was never requested by former auditor, 2) the wire transfer documentation was determined to be more than adequate by U.S. Insurance Broker's auditor, and 3) the personal expense paid amounted to one payment to house a vessel owned by the general manager, but used for Registrant entertainment in the amount of $212.50.

     The Registrant would concede that internal control issues in reference to the Registrant's subsidiary, U.S. Insurance Brokers, could have an accounting effect, but upon advice from U.S. Insurance Broker's auditor that controls are sufficient for accounting purposes, is reticent to concede an accounting impact.

     In terms of the legal issues at hand, former auditor apparently conducted its own investigation involving a legal analysis where it concluded: a) funds were advanced to a U.S. Insurance Brokers employee to make "an active market" in the Registrant's shares, and b) that an overseas entity was an affiliate of the Registrant and was purchasing the Registrant's shares.

     The Registrant's general counsel investigated these matters as the President's request (in spite of the fact that former auditor never provided him with this information).

     General counsel concluded there was no possible merit to former auditor's legal conclusions, and, further, that no violations by the Registrant had taken place.

     After concluding this investigation and making a confidential report to the President (which was most derogatory in reference to former auditor's allegations and analysis), general counsel received a January 30, 1997, letter written by former auditor resurrecting these issues.

     Willing to re-open this already closed investigation, general counsel wrote former auditor requesting specific factual information concerning the renewed allegations. Former auditor did not respond, and when pressed to do so by the Registrant's President, expressed a willingness to do so only if its counsel fees were paid by the Registrant.

     General counsel wrote a demand letter to former auditor demanding this information and raising the spectre of obstruction. In addition, general counsel brought the matter of former auditor's refusal to provide this information to both the Commission (through its Secretary) and the United States Attorney for the District of Columbia. To date, former auditors have not provided this information and general counsel's intended investigation remains obstructed.

     Registrant also included in its determination to terminate the former auditors two salient factors:

     1) The former auditor insisted their engagement would only be continued by Registrant had an attorney appointed for the Registrant by the former auditor, and

     2) The former auditor had concealed from Registrant a pending legal action against it which could impinge on their objective practice of the accounting profession.

     The Registrant hopes former auditor will provide this detailed factual information to general counsel with all deliberate speed.



                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 22, 1997

                            Century Industries, Inc.



                            ---------------------------------------------
                            Theodore L. Schwartzbeck, President & CEO

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MAR-14-1997    16:30    DONNA MILLER & ASSOCIATES     703 437 8937    P.02/04

                                                                       EXHIBIT A

                    [DONNA MILLER AND ASSOCIATES LETTERHEAD]


                                        March 13, 1997

VIA TELECOPY TO COUNSEL FOR
CENTURY INDUSTRIES, INC.

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  Century Industries, Inc. (File No. 0-9969)

Gentlemen:

     We were previously the independent accountants for Century Industries, Inc., a District of Columbia corporation (the "Company"), and a small business issuer reporting company with the Securities and Exchange Commission (the "Commission" or "SEC"). The Company has a class of common stock registered under
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). We reported on the financial statements of the Company as of and for the years ended December 31, 1995 and 1994, in filings made with the Commission. We were dismissed as the Company's principal accountants by letter dated February 12, 1997, from the Company's president shortly after we had commenced our field work relating to the Company's 1996 year-end audit. This letter is in response to the Company's Current Report on Form 8-K filed on March 3, 1997, with the Commission (the "Form 8-K"), reporting a change in the Company's certifying accountants.(1)

     We have reviewed the Form 8-K. Pursuant to Item 304 of Regulation S-B(2) the following sets forth the respects in which we do not agree with the Form 8-K:

     1. Item 304(a)(1)(i). We were dismissed by letter dated February 12, 1997 from the president of the Company, which we




----------------------

     (1) The Form 8-K appears to report the change in the Company's certifying accountants as an Item 5 event (Other Events) rather than as an Item 4 events (Changes in Registrant's Certifying Accountants).

     (2) The Form 8-K appears to have completed in accordance with Item 304 of Regulation S-K rather than Regulation S-B.


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Securities and Exchange Commission
March 13, 1997
Page 2

received on February 18, 1997.(3) In accordance with the rules of the AICPA's SEC Practice Section, by a letter dated February 24, 1997 to the Company, we confirmed our understanding that the client-auditor relationship had ceased.

     2. Item 304(a)(1)(ii). Our reports on the financial statements of the Company for either of the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

     3. Item 304(a)(1)(iv)(A). We have had the following disagreements with the Company, whether or not resolved, as to matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure:

        (a) Write-down of investment in Underwriters Insurance Group PLC from $1 million to $57,500;

        (b) Classification of minority interest in preferred stock of subsidiary as a "mezzanine" level balance sheet item;

        (c) Classification of development stage consulting costs as expenses;

        (d) Inadequate system of internal accounting controls at a Company subsidiary, U.S. Insurance Brokers, Inc. ("USIB");

        (e) The requirement under the Foreign Corrupt Practices Act of 1977 (the "FCPA") that every SEC-reporting issuer shall devise and maintain an adequate system of internal accounting controls;

        (f) The requirement under the Private Securities Litigation Reform Act of 1995 and Section 10A of the Exchange Act providing for auditor detection and disclosure of potential illegal acts; and

        (g) The use of the term "auditor" to refer to an accountant other than the independent accountant who is performing or has performed an audit of a company's financial statements and whose audit report has or will be filed with the Commission in accordance with sections 12(b)(1)(J) and (K),

------------------------

     (3) As early as February 6, 1997, however, we were advised by letter from the Company's general counsel that we "no longer maintain any involvement with the Company" and that our concerns and input would be "headed by the Company's new auditor."
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MAR-14-1997    16:30    DONNA MILLER & ASSOCIATES   703 437 8937   P.04/04


Securities and Exchange Commission
March 13, 1997
Page 3


13(a)(2) and 17(e) of the Exchange Act and the Commission's Regulation S-X.

     4. Item 304 (a)(1)(iv)(B)(1). We advised the Company with respect to the following matter:

        (a) The internal controls necessary to develop reliable financial statements did not exist at the Company's USIB subsidiary, as required by the FCPA.

     5. Item 304 (a)(1)(iv)(B)(3). We advised the Company that information had come to our attention that we concluded will, or if further investigated might, preclude us from completing the Company's audit covering the fiscal period subsequent to the date of the most recent audited financial statements. The matter was not resolved to our satisfaction prior to our dismissal.

     7. Item 304(a)(1)(iv)(D). The president and/or general counsel of the Company have discussed the subject matter of the aforementioned disagreements with us from time to time in writing and orally.

     8. Item 304 (a)(1)(iv)(E). The Company has not authorized us to discuss the subject matter of the aforementioned disagreements with its successor accountant.

     9. Section 10A Report. As a result of our abrupt dismissal as the Company's certifying accountant, we are unable to conclude whether it is or was likely that an illegal act has or had occurred (whether or not perceived to have a material effect on the financial statements of the Company) and to report the same to the Company's board of directors and to the Commission if necessary. We shall seek the informal advice of the staff of the Commission in this regard as appropriate.

     Please feel free to contact the undersigned with respect to the foregoing. Thank you very much.

                                             Very truly yours,

                                             DONNA MILLER & ASSOCIATES, PC

                                             /s/ DONNA MILLER & ASSOCIATES, P.C.